UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2022

GlobeStar Therapeutics Corporation

(Exact name of registrant as specified in its charter)

Wyoming	333-170315	27-3480481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Jadwin Avenue

Richland, WA 99352

(Address of principal executive offices)(Zip Code)

206-451-1970

(Registrant’s telephone number, including area code)

www.globestarthera.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	GSTC	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

(a)	Securities sold. 6,000,000 common shares agreed to be issued and purchased February 7, 2022 to be paid June 30,2022 but deemed to have been purchased on the date of agreement to purchase and sell.

(b)	Underwriters and other purchasers. The shares were offered and sold to Kenin M. Spivak who has the right to transfer the shares without restriction to an “affiliate” as defined in the purchase agreement.

(c)	Consideration. The shares were sold for the cash sum of $25,000.

(d)	Exemption from registration claimed. The shares were privately offered and sold without registration in reliance on the exemption in Section 4(a)(2) of the Securities Act of 1933. The exemption is available because the proceeds will be simultaneously paid to a consulting company owned and controlled by purchaser of the securities.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On the 5th day of April 2022, the duly acting chief executive officer of GlobeStar Therapeutics Corporation called a telephonic meeting of directors for the following day, 6th day of April 2022.

The notice specified the following matter to be considered at the meeting:

•	Employment Agreement between the corporation and James C. Katzaroff;

•	Stock Purchase Agreement between the corporation and Kenin M. Spivak;

•	Consulting Agreement among the corporation, Spivak Management, Inc, and Kenin M. Spivak. The participation of Kenin M. Spivak is only for the issuance of common stock purchase warrants.

The directors voted unanimously to approve the employment agreement with Mr. Katzaroff with amendments, unanimously approved the Stock Purchase Agreement with Mr. Spivak and two of the three directors approved the Consulting Agreement among the corporation, Spivak Management, Inc, and Kenin M. Spivak

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobeStar Therapeutics Corporation

Date: April 11, 2022	By: /s/ James C. Katzaroff
Name: James C. Katzaroff Title: Chief Executive Officer